SPDR® INDEX SHARES FUNDS

(the “Trust”)

Supplement dated August 24, 2017 to the Trust’s

Statement of Additional Information (the “SAI”)

dated January 31, 2017, as supplemented

Effective September 5, 2017 (the “Effective Date”), consistent with the U.S. Securities and Exchange Commission’s adoption of a rule amendment shortening the standard settlement cycle from T+3 to T+2 for most broker-dealer transactions, each series of the Trust (except as noted below) will issue creation units and deliver redemption proceeds on a “T+2 basis” (i.e., two business days after the trade date).

Accordingly, the following changes are made to the SAI as of the Effective Date:

1.	The fifth paragraph of the discussion under the heading entitled “PROCEDURES FOR PURCHASE OF CREATION UNITS” within the section entitled “PURCHASE AND REDEMPTION OF CREATION UNITS” is replaced with the following:

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a subcustody agent for (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the second Business Day (“T+2”), or in the case of the Funds listed in the table below (the “T+3 Funds”) the third Business Day (“T+3”), after the Order Placement Date.

Fund	Settlement Cycle
SPDR S&P Emerging Asia Pacific ETF	T+3
SPDR S&P Emerging Markets ETF	T+3
SPDR S&P Emerging Markets Dividend ETF	T+3
SPDR S&P World ex-US ETF	T+3
SPDR S&P International Small Cap ETF	T+3
SPDR Dow Jones International Real Estate ETF	T+3
SPDR S&P Global Natural Resources ETF	T+3
SPDR MSCI ACWI ex-U.S. ETF	T+3
SPDR MSCI ACWI IMI ETF	T+3
SPDR MSCI ACWI Low Carbon Target ETF	T+3
SPDR MSCI EAFE StrategicFactors ETF	T+3
SPDR MSCI Emerging Markets StrategicFactors ETF	T+3
SPDR MSCI World StrategicFactors ETF	T+3
SPDR MSCI Japan StrategicFactors ETF	T+3
SPDR S&P Global Dividend ETF	T+3
SPDR S&P International Dividend ETF	T+3
SPDR S&P Emerging Markets Small Cap ETF	T+3
SPDR Dow Jones Global Real Estate ETF	T+3
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	T+3
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	T+3

All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day, or in the case of the T+3 Funds the third Business Day, following the day on which the purchase order is deemed received by the Distributor.

2.	The second paragraph of the discussion under the heading entitled “PROCEDURES FOR REDEMPTION OF CREATION UNITS” within the section entitled “PURCHASE AND REDEMPTION OF CREATION UNITS” is replaced with the following:

With respect to in kind redemptions of a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days, or in the case of the T+3 Funds within three Business Days, of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two or three Business Days, as applicable, after the day on which the redemption request is received in proper form. The section below entitled “Local Market Holiday Schedules” identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If the Authorized Participant has not made appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Fund Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.

3.	The first paragraph of the discussion under the heading entitled “LOCAL MARKET HOLIDAY SCHEDULES” is replaced with the following:

The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open), or in the case of the T+3 Funds on a basis of “T” plus three Business Days, in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within two or three Business Days, as applicable, of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within two or three Business Days, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SPDRINSAISUPP1